EXHIBIT 99.1

Certification of Principal Executive Officer
Pursuant to 18 U.S.C. 1350 (Section 906 of the Sarbanes-Oxley Act of 2002)

I, Peter J. Bradford, President and Chief Executive Officer of Golden Star Resources Ltd., certify, to the best of my knowledge, based upon a review of the Quarterly Report on Form 10-Q for the period ended March 31, 2003 of Golden Star Resources Ltd. that:

(1)  The Quarterly Report on Form 10-Q fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

(2)  The information contained and incorporated by reference in the Quarterly Report on Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Golden Star Resources Ltd.

/s/ Peter J. Bradford Peter J. Bradford
President and Chief Executive Officer
May 1, 2003

A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906 HAS BEEN PROVIDED TO GOLDEN STAR RESOURCES LTD. AND WILL BE RETAINED BY GOLDEN STAR RESOURCES LTD. AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.